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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - March 10, 2006


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-20388                  36-3795742
(State of other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                  800 E. Northwest Hwy., Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01         OTHER EVENTS

                  On March 10, 2006, the Company provided updated guidance regarding its earnings for the first quarter of 2006 furnished as Exhibit 99.1 to this current report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Press Release dated March 10, 2006.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            LITTELFUSE, INC.

Date:  March 10, 2006                       By: /s/ Philip G. Franklin
                                               ---------------------------------
                                            Philip G. Franklin
                                            Vice President, Operations
                                            Support and Chief Financial Officer



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                                  EXHIBIT INDEX

99.1 Press release.


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